Vanguard Communication Services Index Fund

Schedule of Investments (unaudited)
As of May 31, 2019

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)
Diversified Telecommunication Services (15.0%)
	Alternative Carriers (2.8%)
*	Zayo Group Holdings Inc.	466,805	15,265
	CenturyLink Inc.	1,436,983	15,016
*	Vonage Holdings Corp.	679,768	8,048
	Cogent Communications Holdings Inc.	131,297	7,681
*	Iridium Communications Inc.	282,633	6,057
*	ORBCOMM Inc.	223,899	1,496
*	pdvWireless Inc.	26,120	1,273
*,^ Globalstar Inc.		1,717,079	953
*	Bandwidth Inc. Class A	1,635	119

	Integrated Telecommunication Services (12.2%)
	Verizon Communications Inc.	2,694,782	146,461
	AT&T Inc.	2,941,561	89,953
	ATN International Inc.	33,391	1,953
^	Consolidated Communications Holdings Inc.	211,376	846
*	Cincinnati Bell Inc.	126,787	812
*,^ Frontier Communications Corp.		312,552	588
*,^ Pareteum Corp.		27,277	107
	IDT Corp. Class B	2,227	14
			296,642
Entertainment (17.3%)
	Interactive Home Entertainment (4.2%)
	Activision Blizzard Inc.	656,825	28,486
*	Electronic Arts Inc.	282,195	26,267
*	Take-Two Interactive Software Inc.	141,730	15,328
*	Zynga Inc. Class A	1,588,206	9,990
*	Glu Mobile Inc.	342,233	2,731

	Movies & Entertainment (13.1%)
	Walt Disney Co.	686,385	90,630
*	Netflix Inc.	258,860	88,861
	Viacom Inc. Class B	443,573	12,877
*	Live Nation Entertainment Inc.	189,191	11,507
*	Liberty Media Corp-Liberty Formula One Class C	289,479	10,806
*	Madison Square Garden Co. Class A	30,098	8,904
	Cinemark Holdings Inc.	210,534	7,998
	World Wrestling Entertainment Inc. Class A	83,496	6,074
*	IMAX Corp.	164,939	3,589
	Lions Gate Entertainment Corp. Class B	260,292	3,582
	Lions Gate Entertainment Corp. Class A	212,582	3,140
*	Liberty Media Corp-Liberty Braves Class C	106,644	2,838
*	Liberty Media Corp-Liberty Formula One Class A	77,673	2,829
	Marcus Corp.	56,693	1,982
	AMC Entertainment Holdings Inc. Class A	146,785	1,758
*	Liberty Media Corp-Liberty Braves Class A	25,924	688
*	Reading International Inc. Class A	8,800	116
			340,981

Interactive Media & Services (42.5%)
*	Facebook Inc. Class A	1,660,090	294,616
*	Alphabet Inc. Class C	202,293	223,257
*	Alphabet Inc. Class A	191,284	211,656
*	Twitter Inc.	663,237	24,168
*	IAC/InterActiveCorp	81,288	17,952
*,^ Zillow Group Inc. Class C		246,318	10,597
*,^ Snap Inc.		855,116	10,167
^	Match Group Inc.	126,112	8,658
*	TripAdvisor Inc.	180,008	7,609
*	Zillow Group Inc. Class A	161,180	6,823
*	Yelp Inc. Class A	200,236	6,153
*	Pinterest Inc. Class A	223,938	5,580
*	Cars.com Inc.	193,318	4,093
*	Liberty TripAdvisor Holdings Inc. Class A	215,429	2,294
*	TrueCar Inc.	232,948	1,519
*	Care.com Inc.	75,925	1,085
*	Meet Group Inc.	209,346	810
*	Cargurus Inc.	3,443	118
*	ANGI Homeservices Inc. Class A	8,085	117
*	Eventbrite Inc. Class A	6,982	109
			837,381
Media (21.8%)
	Advertising (1.7%)
	Omnicom Group Inc.	231,094	17,878
	Interpublic Group of Cos. Inc.	519,101	11,015
	National CineMedia Inc.	187,338	1,227
*	comScore Inc.	131,929	1,203
*	Cardlytics Inc.	32,056	736
	Emerald Expositions Events Inc.	54,626	639
*	Boston Omaha Corp. Class A	5,071	122

	Broadcasting (5.5%)
	CBS Corp. Class B	353,417	17,063
	Fox Corp. Class A	401,685	14,151
*	Discovery Communications Inc. Class C	417,011	10,692
	Sinclair Broadcast Group Inc. Class A	173,603	9,319
	Fox Corp. Class B	249,449	8,658
*,^ Discovery Communications Inc. Class A		299,633	8,168
	Tribune Media Co. Class A	175,030	8,104
	Nexstar Media Group Inc. Class A	79,937	8,006
	TEGNA Inc.	491,380	7,440
*	AMC Networks Inc. Class A	122,729	6,476
*	Gray Television Inc.	244,919	4,220
	EW Scripps Co. Class A	143,690	2,187
	Entercom Communications Corp. Class A	368,891	2,136
*	Hemisphere Media Group Inc. Class A	49,791	672
	Entravision Communications Corp. Class A	193,693	570

	Cable & Satellite (12.6%)
	Comcast Corp. Class A	2,153,403	88,290
*	Charter Communications Inc. Class A	134,288	50,600
*	Liberty Global plc Class C	575,557	13,952
*	Liberty Broadband Corp. Class C	125,138	12,282
*	DISH Network Corp. Class A	325,706	11,761
*	Liberty Media Corp-Liberty SiriusXM Class C	257,713	9,314
	Cable One Inc.	8,282	9,251

*	GCI Liberty Inc. Class A		159,049	9,239
*	Liberty Broadband Corp. Class A		84,043	8,196
*	Liberty Global plc Class A		331,597	8,157
^	Sirius XM Holdings Inc.		1,448,202	7,690
*	Liberty Media Corp-Liberty SiriusXM Class A		193,030	6,953
*	Liberty Latin America Ltd.		348,360	5,988
*	MSG Networks Inc.		182,840	3,860
*	Liberty Latin America Ltd. Class A		132,052	2,251
*	Loral Space & Communications Inc.		35,100	1,190
*	WideOpenWest Inc.		74,415	555
	Altice USA Inc. Class A		5,172	122

	Publishing (2.0%)
	New York Times Co. Class A		256,351	8,157
	News Corp. Class A		696,080	7,928
	Meredith Corp.		119,142	6,168
	John Wiley & Sons Inc. Class A		136,270	5,693
	News Corp. Class B		398,239	4,640
	Scholastic Corp.		89,861	2,974
	Gannett Co. Inc.		337,762	2,655
	New Media Investment Group Inc.		162,023	1,495
*	Tribune Publishing Co.		48,070	472
				430,515
Wireless Telecommunication Services (3.2%)
*	T-Mobile US Inc.		380,549	27,947
*	Sprint Corp.		2,182,932	14,997
	Telephone & Data Systems Inc.		299,703	8,634
	Shenandoah Telecommunications Co.		140,619	5,654
*	Boingo Wireless Inc.		126,962	2,400
*	United States Cellular Corp.		39,467	1,719
*,^ Gogo Inc.			169,798	830
				62,181
Total Common Stocks (Cost $2,031,802)				1,967,700
		Coupon
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
1,2 Vanguard Market Liquidity Fund (Cost
	$21,888)	2.527%	21,865	21,891
Total Investments (100.9%) (Cost $2,053,690)				1,989,591
Other Assets and Liabilities-Net (-0.9%)2				(17,142)
Net Assets (100%)				1,972,449
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,695,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $17,997,000 of collateral received for securities on loan.

Communication Services Index Fund

Derivative Financial Instruments Outstanding as of Period End
Over-the-Counter Total Return Swaps
				Floating
				Interest	Value and	Value and
			Notional	Rate	Unrealized	Unrealized
	Termination		Amount	Received	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)	($000)
Sirius XM Holdings Inc.	2/4/20	GSI	3,647	(2.432%)	—	(191)
1 Payment received/paid monthly.
GSI—Goldman Sachs International.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

B. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded as an asset (liability).

The fund had no open futures contracts at May 31, 2019.

C. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund's target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

Communication Services Index Fund

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

D. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments as of May 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,967,700	—	—
Temporary Cash Investments	21,891	—	—
Swap Contracts—Liabilities	—	(191)	—
Total	1,989,591	(191)	—